1 COMPANY PRESENTATION May 2016 One & Two BriarLake Plaza Houston, TX Bank of America Plaza Charlotte, NC Domain 7 Austin, TX

2 Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward- looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “will”, “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “objectives,” “strategies,” “goals,” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: (i) market disruptions and economic conditions experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; (ii) our ability to renew expiring leases and lease vacant spaces at favorable rates or at all; (iii) the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; (iv) the availability of cash flow from operating activities to fund distributions and capital expenditures; (v) our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise to fund our future capital needs; (vi) our ability to strategically acquire or dispose of assets on favorable terms or at all; (vii) our level of debt and the terms and limitations imposed on us by our debt agreements; (viii) our ability to retain our executive officers and other key personnel; (ix) unfavorable changes in laws or regulations impacting our business or our assets; and (x) factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission (the “SEC”). The modeling, projections, analyses, and other forward-looking information prepared by CoStar Portfolio Strategy, LLC (“CoStar”) and presented herein are based on financial and other information from public and proprietary sources, as well as various assumptions concerning future events and circumstances that are speculative, uncertain and subject to change without notice. Actual results and events may differ materially from the projections presented. All CoStar materials set forth herein (“CoStar Materials”) speak only as of the date referenced and may have materially changed since such date. CoStar does not purport that the CoStar Materials herein are comprehensive, and, while they are believed to be accurate, the CoStar Materials are not guaranteed to be free from error, omission or misstatement. CoStar has no obligation to update any of the CoStar Materials included in this document. All CoStar Materials are provided “as is,” without any guarantees, representations or warranties of any kind, including implied warranties of merchantability, non-infringement, title and fitness for a particular purpose. To the maximum extent permitted by law, CoStar disclaims any and all liability in the event any CoStar Materials prove to be inaccurate, incomplete or unreliable. CoStar does not sponsor, endorse, offer or promote an investment in the securities of TIER REIT, Inc. You should not construe any of the CoStar Materials as investment, tax, accounting or legal advice.

3 Presenters Presenter Title Years of experience Real Estate Public Company Joined TIER REIT CHIEF EXECUTIVE OFFICER AND PRESIDENT 25 21 2008 CHIEF FINANCIAL OFFICER AND TREASURER 30 25 2014 Scott W. Fordham Dallas E. Lucas On average, over 27 years of real estate and over 23 years of public company experience

TIER REIT

Key Investment Highlights

Focused strategy targeting markets with attractive long-term fundamentals
- Premier owner and operator of best-in-class office properties in **TIER1** Submarkets within select, high growth metropolitan areas[1]
- **TIER1** Submarkets – primarily urban and amenity-rich locations in proximity to executive housing that disproportionately benefit from employment growth

High-quality, Class-A office portfolio
- 10.4mm SF across 33 properties and one property under construction in "The Domain"
- 88.9% occupied with well-staggered lease maturities
- Diverse tenant base and only 2.6% of net rentable area represented by energy tenants expiring prior to 2019

Significant identifiable growth potential
- Approximately 25% cash NOI growth potential through 2017[2]
- Weighted-average in place rents ~6% below market
- Over $500mm of capital from remaining non-strategic properties for potential redeployment

Significant discount to underlying asset value[3]
- Stabilized assets trading at an implied 8.7% cap rate
- Total portfolio trading at an implied 50% discount to replacement cost

Flexible balance sheet
- On track to achieve 7.0x net debt to EBITDA and pursue investment grade debt rating
- Well-staggered debt maturity profile with a weighted average remaining term of 3.9 years[4]

Experienced management team and strong corporate governance
- On average, over 27 years of industry experience and four successful office REIT IPOs and listings[5]
- Non-executive Chairman and six of seven board members are independent


5950 Sherry Lane
Dallas, TX


Burnett Plaza
Fort Worth, TX


Bank of America Plaza
Charlotte, NC

[1] Target growth markets include Austin, Dallas, Houston, Atlanta, Charlotte, Nashville and Denver
[2] See slide 8, Capture Embedded Growth, for additional detail
[3] See slide 12, Net Asset Value Components, for additional detail
[4] As of March 31, 2016, pro forma for the pending disposition of Fifth Third Center (Columbus)
[5] Includes Crescent Real Estate Equities, Maguire Properties, Prentiss Properties Trust and TIER REIT

4

5 Source: Moody’s Analytics; CoStar Portfolio Strategy, as of 1Q’16 Key attributes of target growth markets Focused Investment Strategy  Target Growth Markets – Targeting high growth markets of Austin, Dallas, Houston, Atlanta, Charlotte, Nashville and Denver for expansion through acquisition and development of best-in-class properties  Other Institutional Markets – Presence and significant experience in Southern California and Washington, D.C., provide opportunities to diversify risk and enhance returns over the long-term  Short-term Value Creation Markets – Ability to capitalize on short-term value creation opportunities in our existing markets of Louisville and Tampa  We target TIER1 Submarkets – primarily urban and amenity- rich locations in proximity to executive housing that disproportionately benefit from employment growth Population and local GDP growth above the national average supporting amenity-rich environments attractive to the changing demographics of the labor force Historical rent growth driving significant mark-to-market rent spreads providing potential outsized income growth and development opportunities Highly educated and growing workforce with a significant millennial population providing dynamic companies access to talented employment pools Investment Thesis    Strong forecasted office-using job growth in targeted growth markets

6 High-Quality, Class-A Office Portfolio Portfolio breakdown: Top tenants2 1 Represents total operating portfolio as of March 31, 2016, pro forma for the pending disposition of Fifth Third Center (Columbus) 2 Ratings based on Moody’s and Standard & Poor’s, respectively Tenant Gross rental revenue ($mm) % of total rent SF % of total leased Wtd. avg. remaining term Credit ratings2 $12,707 5% 329 4% 2.4 A2 / A 11,381 4% 493 5% 4.5 U.S. Government 9,634 4% 421 5% 2.9 Baa1 / BBB+ 8,293 3% 210 2% 8.6 Baa3 / BBB 7,105 3% 161 2% 10.7 NR 5,901 2% 190 2% 4.4 B1 / B+ 5,456 2% 218 2% 4.1 NR 4,808 2% 191 2% 6.9 NR 4,558 2% 243 3% 10.1 Ba1 / BBB- 4,004 2% 113 1% 9.9 A2 / A 3,800 1% 113 1% 7.5 NR 3,691 1% 151 2% 4.4 Baa2 / BBB- 3,553 1% 130 1% 8.3 A2 / A+ 3,541 1% 88 1% 5.8 NR CTC Holdings, Inc. 3,493 1% 87 1% 5.9 NR 3,394 1% 140 2% 12.3 NR / AA- 3,240 1% 152 2% 11.3 NR Total $98,559 36% 3,430 38% 6.2 IL CA FL GA KY MD NC PA TN TX D.C. CO NJ 33 office properties comprising 10.4mm SF1 Target Growth Markets Other Institutional Markets Short-term Value Creation Markets Non-strategic Markets Austin, TX, 14.9% Dallas/Fort Worth, TX, 9.5% Houston, TX, 27.0% Charlotte, NC, 10.4% Nashville, TN, 2.3% Short-term Value Creation Markets, 8.4% Other Institutional Markets, 3.4% Non-strategic Markets, 24.1% Market composition NOI breakdown pro forma 3/31/161 Strategic Markets 75.9%

7 Well-Staggered Lease Maturities 5.9% 7.4% 5.8% 10.2% 8.1% 4.7% 37.1% 0.9% 2.7% 0.6% 3.4% 3.3% 2.1% 7.8% 2016 2017 2018 2019 2020 2021 2022+ 6.8% 6.4% 10.1% 13.6% 6.8% 44.9% 11.4% Total SF expirations (000s) 628 938 589 1,257 1,053 634 4,163 1 As of March 31, 2016, pro forma for the pending disposition of Fifth Third Center (Columbus) Renewed 76,000 SF of 2017 Houston exposure in 1Q’16 and completed backfill of 116,000 SF being vacated by Quicksilver Resources Lease Maturity Schedule1 Portfolio lease maturities (excl. Houston) Houston lease maturities

TIER REIT

Capture Embedded Growth 1Q'16 thru 2017E ($mm)



1Q'16 thru 2017E: ~25% NOI growth potential (~14% CAGR)
$131.2
$13.0
$7.4
Contractual
$12.1
$0.9
$164.6
2016 cash NOI 1
Free rent burn off
Contractual rent increase
Lease up to 92% stabilization
Mark to Market
Potential 2017E cash NOI 4

Market	Remaining Lease Up to 92%	Net Rent Per SF[2]
Chicago	196,720	$25.00
Houston	140,641	26.35
Dallas/Fort Worth	116,890	17.55
Austin	8,875	30.00
Subtotal	**463,126**	**$23.62**
Other[3]	75,695	$15.80
Total	**538,821**	**$22.52**

Significant growth potential will further improve leverage metrics

The NOI growth forecasted in this analysis may not be realized, and our actual NOI may vary significantly from that presented above. The above estimates reflect the portfolio of assets currently owned, and these assets may be disposed in order to redeploy capital in other markets and at other yields. No assumption is made about future acquisitions. Our estimates above contain assumptions related to leasing potential, margins, and other estimates that may not reflect future conditions. Refer to the "Forward-Looking Statements" discussion in this presentation for discussion about such business, economic, regulatory, or other risks that could significantly impair our ability to achieve the above NOI growth potential. We make no guarantee that the results above will be achieved, and users should not place undue reliance on this analysis.

[1] 2016 NOI is annualized 1Q'16 cash NOI, pro forma for the pending disposition of Fifth Third Center (Columbus)
[2] Net rent per SF represents an assumed 65-75% operating margin on gross rent per SF for each respective market
[3] Includes properties in Louisville; Charlotte; Cherry Hill, NJ; Philadelphia; and Washington, D.C.
[4] Potential annualized run-rate cash NOI as of 12/31/17

8

9 Dispositions of Non-Strategic Assets Disposition Pipeline 1 SF reflects TIER REIT’s ownership at pro rata share 2 Weighted average based on SF 3 Disposition volume is based on operating properties sold during the time period, excluding proceeds from land sales, and capitalization rate is based on annualized GAAP NOI for the last full quarter of ownership Woodcrest Corporate Center Cherry Hill, NJ 500 East Pratt Baltimore, MD Wanamaker Building Philadelphia, PA Three Parkway Philadelphia, PA FOUR40 Chicago, IL Property Market SF (000s) Occupancy as of 3/31/16 FOUR40 Chicago, IL 1,041 73% Wanamaker Building Philadelphia, PA 8341 100% Three Parkway Philadelphia, PA 561 92% Woodcrest Corporate 111 Woodcrest Cherry Hill, NJ 333 53 99% 85% 500 East Pratt Baltimore, MD 280 98% Total 3,102 89%2  Completed disposition of Lawson Commons in 1Q’16 for gross proceeds of $68.4mm  Since December 2014 have completed ~$850mm of dispositions, at a weighted average 6.2% GAAP cap rate3  Remaining disposition pipeline represents over $500mm of capital for potential redeployment

TIER REIT

Opportunities to Create Value

	FOUR40	Burnett Plaza	Two BriarLake
			
Market / Submarket	Chicago / CBD	Fort Worth / CBD	Houston / Westchase
Occupancy / Economic Occupancy (%)	73% / 65%	82% / 69%	68% / 56%
Estimated Stabilized Cash NOI ($mm)	$16.5	$13.5	$8.0
Target Stabilization Date	2017	2017	2017
Select Highlights	▪ Completed $11mm innovative new amenity center ▪ Recent $6mm lobby renovation ▪ Over 325,000 SF of active new lease proposals	▪ Completed backfill of 116,000 SF being vacated by Quicksilver Resources ▪ Fort Worth Trailblazer sustainability award	▪ First "smart building" developed in Houston ▪ 2014 LEED Silver construction ▪ Commands highest rents in market

Domain 8 Development





Market / Submarket	Austin / Domain
SF[1]	~291,000
Shell Completion Date	1Q'17
Estimated Total Cost ($mm)[1]	$88.0
Estimated Stabilized Cash NOI ($mm)[1]	$8.0
Select Highlights	▪ Class A office building with excellent visibility inside The Domain, Austin's premier mixed-use development ▪ Walkable to Whole Foods, and numerous dining and shopping options ▪ Building will contain nine stories of office space with direct access to office floors from all garage levels

[1] We own 50% of this project, and the SF, estimated total cost, and estimated stabilized cash NOI represents 100%

10

11 Land Development Opportunities Market/Submarket Austin / Domain Austin / CBD Dallas / Plano / Legacy Tampa / Westshore Acres 18.1 0.8 4.0 5.2 Approximate Net Rentable Sq. Ft. (000s) 1,000 - 1,300 325 570 130 Month of Acquisition July 2015 June 2015 June 2015 January 2007 Cost Basis ($mm) $38.7 $12.51 $6.11 $1.6 Comments  Plans for future development of up to 1.3mm SF of Class A office properties  Planned 13-story office building above a 12-level parking garage  Zoning allows for construction of two office buildings  Build-to-suit opportunity for credit tenant The Domain Eisenhower ILegacy TownCenterThird + Shoal 1 We own 95% of these projects and the cost basis represents our ownership share

12 Net Asset Value Components 1 As previously reported on page 12 of the March 31, 2016, supplemental reporting package, pro forma for the pending disposition of Fifth Third Center (Columbus); ($3.2mm) adjusted cash NOI and ($48.8mm) note payable 2 Comprised of adjusted cash NOI from the following markets: Houston – 31%, Austin – 17%, Philadelphia – 12%, Charlotte – 12%, Louisville – 9%, Other – 19% 3 Includes Domain 8, The Domain land, Third + Shoal land (Austin) and Legacy Town Center land (Dallas) 4 Calculated based on total market capitalization calculated as of May 18, 2016, less cost basis of land and development properties and estimated value for all properties other than stabilized Houston operating portfolio Based on ending stock price of $15.18 per share as of May 18, 2016, the company’s total market capitalization implies:  8.7% capitalization rate on adjusted cash NOI at ownership share for stabilized properties  24.9% capitalization rate on adjusted cash NOI from the Houston stabilized operating portfolio4  $172 per SF valuation on the total operating portfolio representing an approximate 50% discount to estimated replacement cost Components 1Q’16 Annualized1 (in mm) Net Asset Value Commentary Total adjusted cash NOI at ownership share for stabilized properties2 $111.9 Estimated value of non-stabilized properties at ownership share $506.9 Cost basis of land and development properties3 $73.2 Total other real estate properties $580.1 Other tangible assets $32.2 Other liabilities $99.5 Debt 1,075.7 Total Liabilities $1,175.2 Diluted shares and units outstanding 47.9

TIER REIT

Commitment to Strong Balance Sheet

Balance Sheet Strategy and Focus

Utilize proceeds from dispositions to complete balance sheet repositioning:

- Minimize cost of capital
- Maintain access to multiple sources of debt and equity capital
- Operate at conservative leverage levels, with solid credit metrics
- Pursue investment grade debt rating

Capital structure as of 3/31/16 ($mm)[1]


19%
27%
5%
49%

Total estimated enterprise value: $2,112

Mortgage debt	$393
Unsecured term loan	575
Unsecured revolver	108
Total debt	**$1,076**
Estimated equity value[2]	1,036
Total enterprise value	**$2,112**

Credit statistics	Pro forma 3/31/16	Targets 2017
Net debt / Annualized adj. EBITDA[3]	8.2x	<7.0x
Net debt / Total enterprise value	50.8%	<45%
Mortgage debt / Gross assets	18.1%	<20%
Fixed charge coverage[1]	2.6x	>3.0x
Weighted average interest rate[1]	3.9%	–
Unencumbered NOI / Total NOI[1,3]	67%	–
Liquidity (cash + facility capacity)[1,4]	$88.3mm	–

[1] Represents portfolio and capital structure as of March 31, 2016, pro forma for the pending disposition of Fifth Third Center (Columbus)
[2] Equity value is based on outstanding shares multiplied by $21.64 per share, calculated by utilizing 7% capitalization rate for stabilized portfolio plus estimated real estate value of non-stabilized portfolio
[3] EBITDA and NOI reflects annualized 1Q'16 EBITDA and NOI for properties owned at March 31, 2016, pro forma for the pending disposition of Fifth Third Center (Columbus)
[4] Includes approximately $83mm of availability under the revolving credit facility

13

14 $108 $275 $111 $129 $110 $300 0 100 200 300 400 500 600 2016 2017 2018 2019 Thereafter $2 $426 Well-Staggered Debt Maturity Profile % of debt 10% 12% 10% 28% 40% Wtd. avg. interest rate 4.9% 5.5% 2.1% 3.0% 4.3% Mortgage debt Unsecured bank debt $ 1 Represents portfolio and capital structure as of March 31, 2016, pro forma for the pending disposition of Fifth Third Center (Columbus) $151 Debt Maturity Schedule ($mm)1 Credit facility converted to unsecured in 1Q’16 Only $63mm remaining as of May ‘16

15 Experienced Management Team Scott W. Fordham Chief Executive Officer and President 25 years real estate experience with 21 years public company experience Dallas E. Lucas Chief Financial Officer and Treasurer 30 years real estate experience with 25 years public company experience William J. Reister Chief Investment Officer and Executive Vice President 29 years real estate experience with 20 years public company experience Telisa Webb Schelin Chief Legal Officer, Executive Vice President and Secretary 10 years real estate experience with 18 years public company experience James E. Sharp Chief Accounting Officer and Executive Vice President 20 years real estate experience with 17 years public company experience Proven 25-year track record of office investment and development in our target markets  Significant public REIT experience including three successful office REIT IPOs 7 years experience repositioning and creating value within existing office portfolio Previous public REIT experience including Prentiss Properties, Brandywine, AIMCO, Crescent Real Estate Equities, Maguire Properties and Hines R. Heath Johnson Managing Director – Asset Management 15 years real estate experience with 8 years public company experience

16 Strong Corporate Governance  Internalized executive and asset management since September 2012 Non-executive Chairman  Non-staggered board  SEC reporting company since 2002 Six out of seven board members are independent1 Independent Directors Richard I. Gilchrist Chairman of the Board and Independent Director Senior Advisor of The Irvine Company Director of Ventas, Inc. and Spirit Realty Capital, Inc. G. Ronald Witten Independent Director President of Witten Advisors, LLC Charles G. Dannis Independent Director Sr. Managing Director of National Valuation Consultants, Inc. Thomas M. Herzog Independent Director Chief Financial Officer of HCP, Inc., effective June 2016 Dennis J. Martin Independent Director Chief Financial Officer of Carefree Communities, Inc. 1Through the Annual Meeting of Stockholders to be held on June 22, 2016, upon which five out of six members will be independent

17 Appendix

TIER REIT

Austin Overview

Office-Using Employment & Population Growth[1]



12%
10%
8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
(10%)
00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20
Austin Office-Using Employment
National Office-Using Employment Growth
Austin Working Age Population Growth
National Working Age Population Growth

Market Commentary[1]

- Top-tier market with a highly educated workforce combined with pro-business government policy
- 9.8% Class A vacancy, down from 10.6% in prior year
- YoY: 7.2% Class A rent growth / 2.8mm SF net absorption
- 1Q'16: 1.4% Class A rent growth / 0.3mm SF net absorption
- 1.5mm SF under construction, ~54% preleased
- 3.3%+ rent growth projected through 2018

Portfolio Snapshot



Domain 2



Terrace Office Park



Domain 7

Portfolio Commentary

- Strategically located in The Domain and Southwest submarkets, with a marquee CBD land development opportunity
- Diversified tenant base with limited exposure to energy sector
- Over 1.1mm SF in eight buildings with 94.1% occupancy
- In-place portfolio rents ~11% below market
- Domain 8 development expected to deliver in 1Q'17

[1] Based on Moody's Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 1Q'16

18

Dallas / Fort Worth Overview

Office-Using Employment & Population Growth[1]


8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20
Dallas - Fort Worth Office-Using Employment
National Office-Using Employment Growth
Dallas - Fort Worth Working Age Population Growth
National Working Age Population Growth

Market Commentary[1]

- Dallas' diversified economy, affordability, location and quality of labor have resulted in one of the largest gains in job growth in the country
- 16.0% Class A vacancy
- YoY: 8.7% Class A rent growth / 2.8mm SF net absorption
- 1Q'16: 1.7% Class A rent growth / 0.4mm SF net absorption
- 9.9mm SF under construction, ~59% preleased
- 2.4%+ rent growth projected through 2018

Portfolio Snapshot



Burnett Plaza



5950 Sherry Lane

[1] Based on Moody's Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 1Q'16

Portfolio Commentary

- Over 1.3mm SF in three buildings with 84.1% occupancy
- 5950 Sherry Lane is located in the prestigious, amenity-rich Preston Center submarket
- Burnett Plaza awarded International TOBY in 2014
- Diversified tenant base with little exposure to energy sector
  - Completely backfilled 116,000 SF being vacated by Quicksilver Resources
- In-place portfolio rents ~5% below market
- Own developable land in fast-growing Legacy submarket

19

TIER REIT

Houston Overview

Office-Using Employment & Population Growth[1]


8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20
Houston Office-Using Employment
National Office-Using Employment Growth
Houston Working Age Population Growth
National Working Age Population Growth

Market Commentary[1]

- Energy-related headwinds have slowed office demand while new supply is being delivered, likely resulting in further vacancy increases
- 14.6% Class A vacancy, up from 11.8% in prior year
- YoY: Flat Class A rent growth / 4.1mm SF net absorption
- 1Q'16: Flat Class A rent growth / 1.5mm SF net absorption
- Sublease inventory of ~9mm SF as of 1Q'16
- 5.7mm SF under construction, ~50% preleased

Portfolio Snapshot



Loop Central



One & Two BriarLake Plaza



Three Eldridge

[1] Based on Moody's Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 1Q'16

Portfolio Commentary

- Over 2.2mm SF in eight buildings with 86.5% occupancy
- BriarLake Plaza is one of the premier properties in Houston
  - Located within the prestigious Westchase submarket
  - Weighted average remaining lease term in excess of seven years
- Renewed 76,000 SF of 2017 maturities in 1Q'16
- Only 32,000 SF of energy-related tenants expiring in 2016
- In-place portfolio rents ~6% below market

20

TIER REIT

Charlotte Overview

Office-Using Employment & Population Growth[1]


10%
8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
(10%)
00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20
Charlotte Office-Using Employment
National Office-Using Employment Growth
Charlotte Working Age Population Growth
National Working Age Population Growth

Market Commentary[1]

- Charlotte's local and state economic development efforts, affordable living costs and a young, educated workforce supports above-average job growth
- 8.8% Class A vacancy, down from 9.5% in prior year
- YoY: 6.0% Class A rent growth / 1.0mm SF net absorption
- 1Q'16: 2.0% Class A rent growth / 0.5mm SF net absorption
- 3.1mm SF under construction, ~56% preleased
- 2.5%+ rent growth projected through 2018

Portfolio Snapshot



Bank of America Plaza

Portfolio Commentary

- Over 890,000 SF with 89.5% occupancy
- Located at the corner of Trade and Tryon ("Main and Main") with near-term value creation opportunities
- Recaptured 34,000 SF of inactive space and redeveloping into ~20,000 SF of new retail space to be delivered in 2017
- In-place portfolio rents ~23% below market

[1] Based on Moody's Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 1Q'16

21

TIER REIT

Nashville Overview

Office-Using Employment & Population Growth[1]


8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20
Nashville Office-Using Employment
National Office-Using Employment Growth
Nashville Working Age Population Growth
National Working Age Population Growth

Market Commentary[1]

- Nashville's economic diversity, mix of private and public businesses and industries, combined with business costs ~20% below the national average, fuels office demand
- 4.8% Class A vacancy, down from 6.3% in prior year
- YoY: 12.9% Class A rent growth / 0.8mm SF net absorption
- 1Q'16: 8.8% Class A rent growth / 0.1mm SF net absorption
- 3.0mm SF under construction, ~57% preleased
- 3.5%+ rent growth projected through 2018

Portfolio Snapshot



Plaza at MetroCenter

Portfolio Commentary

- Over 360,000 SF in three buildings with 92.8% occupancy
- Conveniently located in close proximity to CBD and airport
- ~50% of property leased to State of Tennessee
- Weighted average remaining lease term of ~9 years upon commencement of State of Tennessee renewal

[1] Based on Moody's Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 1Q'16

22